Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 1350
OF CHAPTER 63 OF TITLE 18 UNITED STATES CODE
In connection with the Quarterly Report on Form 10-Q of Thermon Group Holdings, Inc. (the “Company”) for the quarterly period ended September 30, 2021 (the “Report”), I, Bruce Thames, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2021
	By:	/s/ Bruce Thames
	Name:	Bruce Thames
	Title:	President and Chief Executive Officer